Exhibit 99.1

Leadership Team Leads $1.1 Million Convertible

Note Capital Raise

Lake Mary, FL – August 28, 2023 – PRNewswire — VerifyMe, Inc. (NASDAQ: VRME) together with its subsidiaries, Trust Codes Global Limited (“Trust Codes Global”) and PeriShip Global LLC (“PeriShip Global”), (together “VerifyMe,” “we,” “our,” or the “Company”) provides brand owners time and temperature sensitive logistics, supply chain traceability and monitoring, authentication, anti-counterfeiting, and data-rich brand enhancement services, announced today that on Friday August 25, 2023 it closed (the “Closing Date”) a private placement (the “Offering”) of 8% unsecured convertible subordinated promissory notes due in 2026 (the “Notes”) to accredited investors as defined by Regulation D, Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") led by the CEO and the Board of Directors and investors from the financial community for aggregate net proceeds of $1.1 million.

The notes are general unsecured obligations of the Company and will accrue interest payable semiannually in arrears on February 25 and August 25 of each year, beginning on February 25, 2024, at a rate of 8% per year. The notes will mature on August 25, 2026 (the “Maturity Date”), unless earlier converted or repurchased.

Holders may convert all or any portion of their notes at any time prior to the Maturity Date. The conversion price is $1.15 per share of the Common Stock, which is equal to the Nasdaq Official Closing Price of the Common Stock on the trading day immediately preceding the Closing Date. The Company may not redeem the Notes prior to the Maturity Date.

President and Chief Executive Officer, Adam Stedham said, “We appreciate this show of support from both our Board of Directors and external investors, as well as the flexibility this capital provides as we continue to advance the key objectives targeted at delivering strong growth in 2024 and beyond. As I articulated on our Q2 2023 earnings call we are optimistic about the growth prospects in both our Authentication and Precision Logistics Segments. While we do not anticipate requiring additional cash resources in the short term, we felt it prudent to take this step to ensure, regardless of the macro-environment, that we have adequate cushion to allow us to execute on our growth strategy and provide strong returns to our shareholders.”

The opportunity for this additional financing initially arose from our CEO, the Chairman of the Board and other Board members who together remain confident in the new direction of the Company and collectively wanted to convey their strong commitment by leading this capital raise. In addition, our external investors are providing a show of support which we believe further expands our strategic financial relationships and strengthens our foundation for growth.

The Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About VerifyMe, Inc.

VerifyMe, Inc. (NASDAQ: VRME), together with its subsidiaries, Trust Codes Global and PeriShip Global, is a specialized software and process technology driven traceability services provider.  The company operates an Authentication Segment and a Precision Logistics Segment to provide item level traceability, anti-diversion and anti-counterfeit protection, brand protection and enhancement technology solutions, as well as specialized logistics for time and temperature sensitive products. VerifyMe serves customers worldwide. To learn more, visit www.verifyme.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Company’s strategic reorganization, its position to provide value to its customer and shareholders, and expectations related to its customer base and revenue growth. The words "believe," "will,” “may,” “continue,” “anticipate,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include our engagement in future acquisitions or strategic partnerships that increase our capital requirements or cause us to incur debt or assume contingent liabilities, the successful integration of our acquisitions (including the assets of PeriShip Global and Trust Codes Global), our reliance on one key strategic partner for shipping services in our Precision Logistics Segment, competition including by our key strategic partner, seasonal trends in our business, sever climate conditions, the highly competitive nature of the industry in which we operate, our brand image and corporate reputation, impairments related to our goodwill and other intangible assets, economic and other factors such as recessions, downturns in the economy, inflation, global uncertainty and instability, the effects of pandemics, changes in United States social, political, and regulatory conditions and/or a disruption of financial markets, reduced freight volumes due to economic conditions, reduced discretionary spending in a recessionary environment, global supply-chain delays or shortages, fluctuations in labor costs, raw materials, and changes in the availability of key suppliers, our history of losses, our ability to use our net operating losses to offset future taxable income, the confusion of our name brand with other brands, the ability of our technology to work as anticipated and to successfully provide analytics logistics management, our ability to manage our growth effectively, the small number of customers that account for our revenue, our ability to successfully develop and expand our sales and marketing capabilities, risks related to doing business outside of the U.S., intellectual property litigation, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, our reliance on third-party information technology service providers, our ability to respond to evolving laws related to information technology such as privacy laws, risks related to deriving revenue from some clients in the cannabis industry, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, our ability to acquire new customers, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to comply with the continued listing standards of the Nasdaq Capital Market, and our ability to timely pay amounts due and comply with the covenants under our debt facilities. These risk factors and uncertainties include those more fully described in VerifyMe’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For Other Information Contact:

Company: VerifyMe, Inc.

Email: IR@verifyme.com

Website: http://www.verifyme.com